SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  February 23, 1999
(Date of earliest event reported)

Commission File No. 333-67267



                    Bank of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------



Delaware                                                              94-324470
---------------------------------              ---------------------------------
(State of Incorporation)                                   (I.R.S. Employer
                                                        Identification No.)



345 Montgomery Street,
Lower Level #2, Unit #8152,
San Francisco, CA                                                     94104
--------------------------------------------------------------------------------
Address of principal executive offices                                (Zip Code)



                                 (415) 445-4779
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



                          BA Mortgage Securities, Inc.
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

                  On February 23, 1999, Bank of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1999-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $595,583,832. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated February 23, 1999, among the Registrant, Bank of America, FSB, as a servicer ("Bank of America"), NationsBanc Mortgage Corporation, as a servicer ("NationsBanc") and The Bank of New York, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1999-1, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $4,500,744.62 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

                  As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.25% undivided interest in a trust (the "Trust"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates.

                  Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

                  An election will be made to treat the Trust as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits

         (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

         (EX-4) Pooling and Servicing Agreement, dated February 23, 1999, among Bank of America Mortgage Securities, Inc., NationsBanc Mortgage Corporation, Bank of America, FSB and The Bank of New York, as trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA MORTGAGE SECURITIES, INC.


February 23, 1999

                                      /s/ Sharon Joseph
                                      -----------------------------------------
                                          Sharon Joseph
                                          Vice President

                                INDEX TO EXHIBITS



                                                               Paper (P) or
Exhibit No.      Description                                   Electronic (E)
-----------      -----------                                   --------------


     (EX-4)      Pooling and Servicing                                E
                 Agreement, dated February 23, 1999
                 among Bank of America Mortgage
                 Securities, Inc., NationsBanc Mortgage
                 Corporation, Bank of America, FSB and
                 The Bank of New York, as trustee.